UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005

INTERACTIVE DATA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31555 (Commission File Number)	13-3668779 (I.R.S. Employer Identification No.)

22 Crosby Drive, Bedford, Massachusetts (Address of principal executive offices)	01730 (Zip Code)

Registrant’s telephone number, including area code: (781) 687-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
SIGNATURE
EX-99.1 2000 Long-Term Incentive Plan
EX-99.2 2000 Long-Term Incentive Plan

Item 1.01. Entry into Material Definitive Agreement.

Grant of Stock Options

     At a meeting of the Board of Directors (the “Board”) of Interactive Data Corporation (the “Company”) held on July 19, 2005, each of the following executive officers of the Company received grants of non-statutory stock options to purchase the number of shares of common stock of the Company (the “Common Stock”) set forth opposite such executive officer’s name below. The options were granted pursuant to the Company’s 2000 Long Term Incentive Plan (the “LTIP”) and are subject to the terms of the Company’s standard executive stock option grant certificate, a copy of which is filed as Exhibit 99.1 to this report. The options have an exercise price of $21.39 per share (the closing price of the Common Stock on July 19, 2005) and have a term of ten years. Twenty-five percent of the options vest on the first anniversary of the date of grant and the remaining 75% vests quarterly thereafter with 100% of the options vesting as of the fourth anniversary of the date of grant, subject to acceleration in certain circumstances.

Name and Position	Number of Shares
Stuart J. Clark
President and Chief Executive Officer	100,000

Steven G. Crane
Executive Vice President and Chief Financial Officer	35,000

Raymond L. D’Arcy
President, Data Delivery Products, FT Interactive Data	35,000

John L. King
Chief Operating Officer, FT Interactive Data	35,000

Andrea H. Loew
Vice President and General Counsel	24,500

Grant of Restricted Stock Units

     In addition, at the July 19, 2005 Board meeting, each of the following executive officers of the Company received grants of restricted stock units (“RSUs”) in the amount set forth opposite such executive officer’s name below. The RSUs were granted pursuant to the LTIP and are subject to the terms of the Company’s standard executive RSU agreement, a copy of which is filed as Exhibit 99.2 to this report. Each RSU represents the right to receive one share of

Common Stock upon the applicable vesting date. The RSUs vest in full on the third anniversary of the date of grant, provided that the executive remains in continuous employment with the Company and its subsidiaries, subject to acceleration in certain instances.

Name and Position	Number of Restricted Stock Units
Stuart J. Clark
President and Chief Executive Officer	30,000

Steven G. Crane
Executive Vice President and Chief Financial Officer	10,000

Raymond L. D’Arcy
President, Data Delivery Products, FT Interactive Data	10,000

John L. King
Chief Operating Officer, FT Interactive Data	10,000

Andrea H. Loew
Vice President and General Counsel	7,000

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE DATA CORPORATION
Date: July 25, 2005	By:	/s/ Steven G. Crane
		Name:	Steven G. Crane
		Title:	Executive Vice President and Chief Financial Officer